                                                                   EXHIBIT 10.26

       FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

         This First Amendment to Amended and Restated Loan and Security Agreement (the "First Amendment") is made as of this 22nd day of April, 2005 by and among

         Fleet Retail Group, Inc. f/k/a Fleet Retail Finance Inc. (the "Lender"), a Delaware corporation with its principal executive offices at 40 Broad Street, Boston, Massachusetts 02109, and

         Aeropostale, Inc., (the "Borrower"), a Delaware corporation with its principal executive offices at 112 West 34th Street, New York, New York 10120 in consideration of the mutual covenants herein contained and benefits to be derived here from.


                              W I T N E S S E T H:


         WHEREAS, on October 7, 2003 the Lender and the Borrower entered into a certain Amended and Restated Loan and Security Agreement (as amended and in effect, the "Agreement"); and

         WHEREAS, the Lender and the Borrower desire to modify certain provisions of the Agreement as set forth herein.

         NOW, THEREFORE, it is hereby agreed among the Lender and the Borrower as follows:

1. Capitalized Terms. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Agreement.


2. Amendments to Article 1. The provisions of Article 1 of the Agreement are hereby amended as follows:

         (a) by inserting the following new definitions in the appropriate alphabetical order:

                  (i)   "COMMITMENT INCREASE" is defined in Section 2-2.

                  (ii)  "COMMITMENT INCREASE FEE" is defined in Section 2-12.

                  (iii) "FIRST AMENDMENT EFFECTIVE DATE" shall mean April 22,
                        2005.

                  (iv)  "LENDER'S FEE" is defined in Section 2-24.

         (b) the definition of "COMMITMENT" is hereby deleted in its entirety, and the following substituted in its stead:

                  "COMMITMENT":  Subject to the provisions of Sections 2-2 and
                   2-23 hereof, as of the First Amendment Effective Date, as follows:

                            LENDER                   DOLLAR COMMITMENT         COMMITMENT
                                                                               PERCENTAGE
                   Fleet Retail Group, Inc.           $50,000,000.00              100%

         (c) The definition of "EURODOLLAR MARGIN" is hereby deleted in its entirety, and the following substituted in its stead:

                  ""EURODOLLAR MARGIN": Shall mean the following percentages based upon the following performance criteria:

                   Level                  Trailing Twelve Month EBITDA          Eurodollar Margin
                         I            Greater than or equal to $90,000,000            0.75%
                        II           Greater than or equal to $60,000,000             1.00%
                                           and less than $90,000,000
                       III                   Less than $60,000,000                    1.25%

                  The Eurodollar Margin shall be established at Level I, as of the First Amendment Effective Date. Thereafter, the Eurodollar Margin shall be adjusted quarterly after the Lender's receipt and review of the financial statements required pursuant to
                  Section 5-7 and 5-8 hereof, such adjustment to take retroactive effect as of the first day of each February, May, August, and November, commencing May 1, 2005, based upon the Borrower's trailing twelve month EBITDA calculated as of the most recent quarter then ended. Upon the occurrence of an Event of Default, at the option of the Lender, interest shall be determined in the manner set forth in Section 2.10(f)."

         (d) the definition of "LOAN CEILING" is hereby deleted in its entirety, and the following substituted in its stead:

                  ""LOAN CEILING": $50,000,000.00, subject to the provisions of
                  Section 2-2."


         (e) the definition of "MATURITY DATE" is hereby deleted in its entirety, and the following substituted in its stead:

                           ""MATURITY DATE":    April 22, 2010."

3. Amendment to Article 2. The provisions of Article 2 of the Agreement are hereby amended as follows:

         (a) Amendment to Section 2-2. The provisions of Section 2-2 are hereby deleted in their entirety, and the following substituted in their stead:

                           "2-2.    Increase in Commitment

                                    (a) The Borrower shall have the right at any
                     time, to request that the Lender increase the existing Commitment by $5,000,000.00 increments, not exceeding in the aggregate $25,000,000.00, provided, however, that after giving effect to any and all such increases, the total Commitment shall not exceed $75,000,000.00. Subject to the satisfaction of the conditions set forth below, the Lender shall increase its Commitment and the Loan Ceiling by the amount so requested (any increase, singly, and in the aggregate, the "Commitment Increase").

                                    (b) Any Commitment Increase shall not become
                     effective unless and until each of the following conditions have been satisfied:

                                        (i) As of the date of the Borrower's
                                request for any Commitment Increase and as of the effective date of any Commitment Increase, no Event of Default shall exist or shall thereafter arise as a result of the Commitment Increase;

                                        (ii) The Borrower shall have paid such
                                reasonable fees and expenses actually incurred by the Lender in connection with any Commitment Increase, including, without limitation, the Commitment Increase Fee, and reasonable attorneys' fees and expenses;

                                        (iii) The Borrower shall have delivered
                                to the Lender an opinion, in form previously delivered to the Lender, from counsel to the Borrower reasonably satisfactory to the Lender and dated such date;

                                        (iv) The Borrower shall have delivered
                                to Lender a blocked account agreement with Citibank, N.A., or any subsequent financial institution in which the Borrower's credit card receipts are concentrated, in form and substance reasonably satisfactory to Lender; and

                                        (v) The Borrower shall have delivered
                                such other instruments, documents and agreements as the Lender may reasonably have requested in order to effectuate any Commitment Increase and to ratify and confirm the security interests granted to the Lender pursuant to the Loan Documents.

                           The Lender shall promptly notify the Borrower as to
                  the effectiveness of each Commitment Increase, and at such time (i) the Commitment and Loan Ceiling hereunder, and for all purposes of, this Agreement shall be increased by the amount of the Commitment Increase, (ii) the definitions of Commitment and Loan Ceiling shall be deemed modified, without further action, to reflect the Commitment Increase, and (iii) this Agreement shall be deemed amended, without further action, to the extent necessary to reflect the Commitment Increase."

         (b) Amendment to Section 2-9(c). The reference in Section 2-9(c) to Section 7-5(b)(v) is hereby deleted and the following section reference is inserted in lieu thereof:

                           "Section 7-5(c)"

         (c) Amendment to Section 2-12. The provisions of Section 2-12 are hereby deleted in their entirety, and the following substituted in their stead:

                           "2-12. Commitment Increase Fee.  As compensation for
                  the Lender to make a Commitment Increase pursuant to the provisions of Section 2-2 above, and as compensation for the Lender's maintenance of sufficient funds available for such purpose, the Lender shall have earned a COMMITMENT INCREASE FEE (so referred to herein) in an amount equal to 0.10% of each Commitment Increase."

         (d) Amendment to Section 2-13. The provisions of Section 2-13 are hereby deleted in their entirety, and the following substituted in their stead:

                           "2-13. Line (Unused) Fee.  Upon the effectiveness of
                  any Commitment Increase pursuant to the provisions of Section 2-2 above, and in addition to any other fee paid by Borrower on account of the Revolving Credit, the Borrower shall pay the Lender an LINE (UNUSED) FEE (so referred to herein) in arrears, on the first day of each month, commencing with the first month immediately following the month in which any Commitment Increase became effective (and on the Termination
                  Date). The Line (Unused) Fee shall be equal to 0.20% per annum of the difference during the month just ended (or relevant period with respect to the payment being made on the Termination Date) between the Commitment Increase and the average unused portion of the Commitment Increase (including, for purposes hereof, the average Stated Amount of Outstanding L/Cs issued pursuant to the Commitment Increase during such period) during such period."

         (e) Amendment to Section 2-15. The provisions of Section 2-15 are hereby deleted in their entirety, and the following substituted in their stead:

                           "2-15. Concerning Fees. The Borrower shall not be entitled to any credit, rebate or repayment of the Commitment Fee, Line (Unused) Fee, Early Termination Fee, Lender's Fee, Commitment Increase Fee, or other fee previously earned by the Lender pursuant to this Agreement notwithstanding any termination of this Agreement or suspension or termination of the Lender's obligation to make loans and advances hereunder."

         (f) Insertion of Section 2-24. Section 2-24 is hereby deleted in its entirety, and the following substituted in its stead:

                           "2-24. Lender's Fee. The Borrower shall pay Lender a LENDER'S FEE (so referred to herein) in the amount of $25,000.00 per annum, which shall be payable by the Borrower annually in advance on the First Amendment Effective Date, and on each anniversary of the First Amendment Effective Date thereafter until the Termination Date. Each such Lender's Fee shall be fully earned as of the date paid."

4. Amendment to Article 5. The provisions of Article 5 of the Agreement are hereby amended as follows:

         (a) Amendment to Section 5-6. The provisions of Section 5-6 are hereby deleted in their entirety, and the following is inserted in their place:

                           "5-6.    Intentionally Omitted."

         (b) Amendment to Section 5-7. The provisions of Section 5-7 are hereby deleted in their entirety, and the following is inserted in their place:

                           "5-7.    Quarterly Reports.  Within forty-five (45)
days following the end of each of the Borrower's fiscal quarters, the Borrower shall provide the Lender with original counterparts of an internally prepared financial statement of the Borrower's and AWI's financial condition and the results of their respective operations for, the period ending with the end of the subject quarter, which financial statement shall include, at a minimum, a balance sheet, income statement (on a "consolidated" basis), cash flow and comparison of same store sales for the corresponding quarter of the then immediately previous year, as well as to the Business Plan, and Management's analysis and discussion of the operating results reflected therein. The delivery to the Lender of the Borrower's Form 10Q or Form 10K, as the case may be, which is filed with the Securities and Exchange Commission shall satisfy the Borrower's obligations under this Section 5-7."

         (c) Amendment to Section 5-9. The provisions of Section 5-9 are hereby deleted in their entirety, and the following is inserted in their place:

                           "5-9.    Intentionally Omitted."

5.       Amendment to Article 7.  The reference in Section 7-5(c) to
         Section 2-8(e) is hereby deleted and the following section reference is inserted in lieu thereof:

                    "Section 2-7(e)"

6. Amendment to Article 12. The notice address of the Borrower and its counsel in Section 12-1 is hereby deleted and the following is inserted in lieu thereof:

                    "If to the Borrower:

                                         Aeropostale, Inc.
                                         201 Willowbrook Blvd.
                                         Wayne, New Jersey 07470
                                         Attention: Joseph Pachella, VP and
                                                    Treasurer
                                         Fax: (973) 872-5650

                    With a copy to:      Edward M. Slezak, Esquire
                                         General Counsel
                                         Aeropostale, Inc.
                                         112 West 34th Street, 22nd Floor
                                         New York, New York 10120
                                         Fax: (646) 619-4873"


7. Ratification of Loan Documents. Except as provided herein, all terms and conditions of the Agreement and the other Loan Documents remain in full force and effect. The Borrower hereby ratifies, confirms, and reaffirms all representations, warranties, and covenants contained therein and hereby represents that no Events of Default exist under the Loan Documents. The Borrower hereby represents and confirms that there has been no change to Exhibit 4-6 and Exhibit 4-7 of the Agreement. The Borrower further ratifies and confirms that any and all Collateral previously granted to the Lender continues to secure the existing Liabilities as well as the Liabilities as amended hereby, and any future Liabilities.

8. Ratification of the Exhibits. The Borrower shall ratify, confirm, and reaffirm all representations, warranties, and covenants contained in any and all exhibits within ninety (90) days of the First Amendment Effective Date. At that time, should any of the information on any of the exhibits to the Agreement have become inaccurate in any respect, the Borrower shall promptly advise the Lender in writing with such revisions or updates as may be necessary or appropriate to update or correct the same and, subject to the proviso hereto, such exhibits and the corresponding representations, warranties and covenants shall be deemed to be amended to reflect such revisions or updates; provided however that no such exhibit shall be deemed to have been amended, modified or superseded by any such correction or update, nor shall any breach of representation or warranty resulting from any inaccuracy or incompleteness of such exhibit be deemed to have been cured or waived, unless and until the Lender, in its sole discretion, shall have accepted in writing such revisions.

9. Conditions to Effectiveness. This First Amendment shall become effective upon the satisfaction of the following conditions precedent:

        (a) This First Amendment shall have been duly executed and delivered by the Borrower and the Lender and shall be in full force and effect. The Lender shall have received a fully executed copy of this Amendment.

        (b) All proceedings in connection with the transactions contemplated by this First Amendment and all documents incident thereto shall be reasonably satisfactory in substance and form to the Lender, and the Lender shall have received all information and such counterpart originals or certified or other copies of such documents as the Lender may reasonably request.

        (c) The Borrower shall have paid all reasonable costs and expenses of the Lender including, without limitation, all reasonable attorneys' fees and expenses actually incurred by the Lender in connection with the preparation, negotiation and execution of this First Amendment.

10.      Miscellaneous.

                        (a) This First Amendment may be executed in several
                counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

                        (b) This First Amendment expresses the entire
                understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

                        (c) Any determination that any provision of this First
                Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not effect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this First Amendment.

                        (d) The Borrower warrants and represents that the
                Borrower has consulted with independent legal counsel of the Borrower's selection in connection with this First Amendment and is not relying on any representations or warranties of the Lender or its counsel in entering into this First Amendment.

                        (e) The Borrower acknowledges and agrees that the
                Borrower does not have any claims, counterclaims, offsets, or defenses against the Lender directly or indirectly relating to the Borrower's relationship with the Lender, and/or the Borrower's Liabilities, and to the extent that the Borrower has or ever had any such claims, counterclaims, offsets, or defenses against the Lender, the Borrower affirmatively WAIVES the same. The Borrower, and for its representatives, successors and assigns, hereby RELEASES, and forever discharges the Lender and its officers, directors, agents, servants, attorneys, and employees, and its respective representatives, successors and assigns, of, to, and from all known debts, demands, actions, suits, accounts, covenants, contracts, agreements, damages, and any and all claims, demands, or liabilities whatsoever, of every name and nature, both at law and in equity through the date hereof.

                  [remainder of page left intentionally blank]

         IN WITNESS WHEREOF, the parties have hereunto caused this First Amendment to be executed and their seals to be hereto affixed as of the date first above written.

                                       AEROPOSTALE, INC.
                                       ("Borrower")

                                       By:    /s/ Michael J. Cunningham
                                              -------------------------

                                       Name:  Michael J. Cunningham
                                              ---------------------

                                       Title: EVP and Chief Financial Officer
                                              -------------------------------


                                       FLEET RETAIL GROUP, INC.
                                       ("Lender")


                                       By:    /s/ Christine Hutchinson
                                              ------------------------

                                       Name:  Christine Hutchinson
                                              ----------------------

                                       Title: Vice President
                                              ----------------------